EXHIBIT 99.2



Westlake

Earnings Presentation
2Q 2025


Westlake

Second Quarter 2025 Highlights

Solid HIP results provide stability

PEM profitability improvement strategy in place

2Q 2025 Financial Results

$3.0B	$340M	$2.3B
Net Sales	EBITDA[(1,2)]	Cash, Equivalents and Investments[(3)]

- **Strong QoQ growth in HIP sales volume and EBITDA driven by a seasonal uptick in Building Products and Pipe & Fittings demand**
- **Stable North American PEM demand, but sales volumes limited by planned turnarounds and unplanned outages that impacted EBITDA by $110 million in 2Q'25**
- **Achieved over $75 million of cost savings in 1H'25 towards our 2025 cost savings target of $150 – $175 million**
- **Announced closure of Pernis, which should significantly improve PEM segment profitability by removing its ~$100 million of annual losses**
- **Taking action to generate an additional $200 million of cost savings by 2026 as part of our PEM profitability improvement strategy**
- **Solid investment-grade balance sheet with $2.3 billion of cash, equivalents and securities**

(1) Excludes "Identified Items" consisting of $108 million of accrued expenses and $15 million inventory write-off related to the permanent shut down of Westlake's Pernis facility in The Netherlands and $7 million of accrued expenses to temporarily cease operations of a PVC resin production unit in China at Westlake's Huasu joint venture

(2) Reconciliation of EBITDA excl. Identified Items to the applicable GAAP measure can be found on page 12

(3) Includes investments in available-for-sale securities

Westlake Corporation 2Q 2025

($ in millions)	2Q'25	1Q'25	QoQ%	2Q'24	YoY%
Sales	**$2,953**	**$2,846**	**4%**	**$3,207**	**(8%)**
Operating Income (Loss)[1]	**$21**	**($32)**	**N.M.**	**$406**	**(95%)**
EBITDA[1,2]					
Housing and Infrastructure Products	*$275*	*$203*	*35%*	*$336*	*(18%)*
Performance and Essential Materials	*$52*	*$73*	*(29%)*	*$391*	*(87%)*
Corporate	*$13*	*$12*	*-*	*$17*	*-*
	$340	**$288**	**18%**	**$744**	**(54%)**

Westlake

2Q 2025 vs. 1Q 2025

Average Sales Price	Volume
+2.3%	**+1.4%**

Westlake

2Q 2025 vs. 2Q 2024

Average Sales Price	Volume
-1.3%	**-6.6%**

- (+) Sales volume growth of 1% QoQ driven by stronger seasonal demand in our HIP segment
- (+) Solid 2% QoQ increase in average sales price in each segment, driven by PVC resin and Building Products
- (−) Soft macroeconomic background and export market disruptions caused by tariff uncertainty contributed to lower YoY sales volume, particularly for chlorovinyls and polyethylene
- (−) EBITDA margin contracted YoY due to higher input costs, including significantly higher North American feedstock and energy costs, and lower average sales price

(1) *Excludes "Identified Items" consisting of $108 million of accrued expenses and $15 million inventory write-off related to the permanent shut down of Westlake's Pernis facility in The Netherlands and $7 million of accrued expenses to temporarily cease operations of a PVC resin production unit in China at Westlake's Huasu joint venture*

(2) *Reconciliations of Operating Income (Loss) excl. Identified Items and EBITDA excl. Identified Items to the applicable GAAP measure can be found on page 12*

Housing and Infrastructure Products ("HIP") Segment Performance

($ in millions)	2Q'25	1Q'25	QoQ%	2Q'24	YoY%
Housing Products Sales	**$980**	**$838**	**17%**	**$1,010**	**(3%)**
Infrastructure Products Sales	**$180**	**$158**	**14%**	**$184**	**(2%)**
Total HIP Sales	$1,160	$996	16%	$1,194	(3%)
Operating Income	$222	$148	50%	$266	(17%)
EBITDA[1]	$275	$203	35%	$336	(18%)
EBITDA Margin[2]	*24%*	*20%*	-	*28%*	-

HIP Segment

2Q 2025 vs. 1Q 2025

Average Sales Price	Volume
+2.0%	**+14.4%**

HIP Segment

2Q 2025 vs. 2Q 2024

Average Sales Price	Volume
-1.0%	**-1.9%**

- (+) Strong 14% sequential sales volume growth driven by a seasonal uptick in Building Products and Pipe & Fittings demand
- (+) Sales volume decline vs. 2Q'24 more modest than the decline in U.S. residential construction spending partly due to strong demand for municipal water applications
- (+) Solid EBITDA margin[2] of 24% reflects the strong value of our brands and our service-oriented business model
- (−) With the slowdown in North American residential construction activity, 2025 revenue is now expected to be in the range of $4.2 – $4.4 billion with a 20% – 22% EBITDA margin[2]

Westlake

(1) Reconciliations of HIP EBITDA to the applicable GAAP measure can be found on page 13
(2) HIP EBITDA margin is calculated by dividing HIP EBITDA by Total HIP Sales

Housing and Infrastructure Products Update


Westlake

1 U.S. single-family housing starts and residential construction spending are trending below prior year levels as a result of elevated mortgage interest rates and the impact to consumer confidence from uncertainty created by tariffs

2 2Q'25 EBITDA[(1)] of $275 million supported by solid 24% EBITDA margin[(2)] reflecting HIP's value-added product portfolio and its position as a supplier of choice with the faster-growing customers in the market

3 Strong demand for municipal pipe as a result of infrastructure spending to support the need for clean water and sanitation is driving Pipe & Fittings sales volume growth

4 Longer-term housing fundamentals remain strong due to decade-plus of under-building, increasingly favorable demographics and continued popularity of remote work

(1) Reconciliations of HIP EBITDA to the applicable GAAP measure can be found on page 13
(2) HIP EBITDA margin is calculated by dividing HIP EBITDA by Total HIP Sales

HIP At-a-Glance: Diverse Portfolio with Broad Market Exposure In Which Every Piece Matters



$4.2B HIP Total Revenue[1]

$3.6B Housing	
Siding, Trim, & Shutters	• Premium housing siding
Roofing	• Premium clay, composite, concrete, and stone-coated metal roofing
Decorative Stone	• Exterior and interior premium decorative stone
Windows	• New construction windows
Pipe & Fittings	• Fresh water
PVC Compounds	• Electrical
$0.6B Infrastructure	
Pipe & Fittings	• Fresh water and sewer • Agriculture irrigation
PVC Compounds	• Automotive and aerospace • Medical

Westlake Royal Building Products™

Westlake Royal Building Products' revenue, which is all Housing-related, comprises approximately half of HIP's annual revenue

Westlake Pipe & Fittings

Westlake Pipe & Fittings' revenue, which is both Housing- and Infrastructure-related, is the next largest component of HIP's annual revenue

Westlake Global Compounds™

Westlake Global Compounds' revenue is both Housing- and Infrastructure-related

~21,800	48	70	34	~62,000	~8,100
Customers[2]	Distribution Centers	Manufacturing Sites	Market Segment / Product Categories	SKUs	Employees

(1) Revenue is for the twelve-month period ended June 30, 2025
(2) Current data for Westlake Housing and Infrastructure Products ("HIP")

Performance and Essential Materials ("PEM") Segment Performance[1]

($ in millions)	2Q'25	1Q'25	QoQ%	2Q'24	YoY%
Performance Materials Sales	**$1,022**	**$1,056**	**(3%)**	**$1,177**	**(13%)**
Essential Materials Sales	**$771**	**$794**	**(3%)**	**$836**	**(8%)**
Total PEM Sales	$1,793	$1,850	(3%)	$2,013	(11%)
Operating Income (Loss)[1]	($188)	($163)	N.M.	$157	N.M.
EBITDA[1,2]	$52	$73	(29%)	$391	(87%)
EBITDA Margin[1,3]	*3%*	*4%*	-	*19%*	-

PEM Segment

2Q 2025 vs. 1Q 2025

Average Sales Price	Volume
+2.5%	**-5.6%**

PEM Segment

2Q 2025 vs. 2Q 2024

Average Sales Price	Volume
-1.5%	**-9.4%**

- (+) Pernis facility closure is expected to result in a significant improvement in segment profitability going forward
- (−) EBITDA was impacted by ~$110 million from planned turnarounds and unplanned outages
- (−) Tariff uncertainty temporarily disrupted export sales volumes, contributing to a 6% QoQ decline in sales volume
- (+) Higher average sales price QoQ due to a shift in sales mix towards domestic markets and higher PVC resin prices
- (−) 2Q'25 EBITDA includes an estimated $13 million unfavorable FIFO impact

(1) *Excludes "Identified Items" consisting of $108 million of accrued expenses and $15 million inventory write-off related to the permanent shut down of Westlake's Pernis facility in The Netherlands and $7 million of accrued expenses to temporarily cease operations of a PVC resin production unit in China at Westlake's Huasu joint venture*

(2) *Reconciliations of PEM Operating Income (Loss) excl. Identified Items and PEM EBITDA excl. Identified Items to the applicable GAAP measure can be found on page 13*

(3) *PEM EBITDA margin is calculated by dividing PEM EBITDA excl. Identified Items by Total PEM Sales*

Westlake

Performance and Essential Materials Update


Westlake

1 Implementing PEM profitability improvement strategy focused on: 1) Improving plant reliability; 2) Reducing costs to improve global competitiveness; and 3) Optimizing manufacturing footprint

2 PEM segment profitability is expected to improve significantly following the closure of the Pernis site, which was generating annual losses of ~$100 million

3 An elevated level of planned turnarounds and unplanned plant outages in the first half of 2025 kept PEM's earnings from reaching their potential, but following corrective actions production is improving in the third quarter of 2025

4 Relatively stable North American demand as global macroeconomic conditions remain sluggish in Europe and Asia, but Westlake's high degree of product integration and large offtake of PVC resin to the HIP segment provide less exposure to weaker economies outside North America


Westlake

Financial Reconciliations

Consolidated Statements of Operations

	Three months ended June 30,		Three months ended March 31,	Six months ended June 30,	
	2025	2024	2025	2025	2024
	(In millions of dollars, except per share data)				
Housing and Infrastructure Products Sales	$ 1,160	$ 1,194	$ 996	$ 2,156	$ 2,238
Performance and Essential Materials Sales	1,793	2,013	1,850	3,643	3,944
Net sales	2,953	3,207	2,846	5,799	6,182
Cost of sales	2,695	2,543	2,614	5,309	5,052
Gross profit	258	664	232	490	1,130
Selling, general and administrative expenses	221	224	227	448	433
Amortization of intangibles	31	30	30	61	60
Restructuring, transaction and integration-related costs	115	4	7	122	8
Income (loss) from operations	(109)	406	(32)	(141)	629
Interest expense	(40)	(41)	(39)	(79)	(81)
Other income, net	24	59	37	61	109
Income (loss) before income taxes	(125)	424	(34)	(159)	657
Provision for income taxes	6	101	1	7	149
Net income (loss)	(131)	323	(35)	(166)	508
Net income attributable to noncontrolling interests	11	10	5	16	21
Net income (loss) attributable to Westlake Corporation	**$ (142)**	**$ 313**	**$ (40)**	**$ (182)**	**$ 487**
Earnings (loss) per common share attributable to Westlake Corporation:					
Basic	$ (1.11)	$ 2.42	$ (0.31)	$ (1.42)	$ 3.77
Diluted	$ (1.11)	$ 2.40	$ (0.31)	$ (1.42)	$ 3.75

Reconciliation of Net Income Attributable to Westlake Corporation and Earnings Per Diluted Share to Net Income and Diluted Earnings Per Share excl. Identified Items

	Three months ended June 30,		Three months ended March 31,	Six months ended June 30,	
	2025	2024	2025	2025	2024
	(In millions of dollars, except per share data)				
Net income (loss)	**$ (131)**	**$ 323**	**$ (35)**	**$ (166)**	**$ 508**
Less:					
Net income attributable to noncontrolling interests	11	10	5	16	21
Net income (loss) attributable to Westlake Corporation	**(142)**	**313**	**(40)**	**(182)**	**487**
Add:					
Identified Items, after-tax	130	-	-	130	-
Net income (loss) attributable to Westlake Corporation excl. Identified Items	**$ (12)**	**$ 313**	**$ (40)**	**$ (52)**	**$ 487**
Diluted earnings (loss) per common share attributable to Westlake Corporation	**$ (1.11)**	**$ 2.40**	**$ (0.31)**	**$ (1.42)**	**$ 3.75**
Add:					
Identified Items per share	1.02	-	-	1.02	-
Diluted earnings (loss) per common share attributable to Westlake Corporation excl. Identified Items	**$ (0.09)**	**$ 2.40**	**$ (0.31)**	**$ (0.40)**	**$ 3.75**

Westlake

Reconciliation of EBITDA excl. Identified Items to EBITDA, Net Income, Income from Operations and Net Cash Provided by Operating Activities

	Three months ended June 30,		Three months ended March 31,	Six months ended June 30,	
	2025	2024	2025	2025	2024
			(In millions of dollars)		
Net cash provided by (used for) operating activities	$ 135	$ 237	$ (77)	$ 58	$ 406
Changes in operating assets and liabilities and other	(284)	50	41	(243)	44
Deferred income taxes	18	36	1	19	58
Net income (loss)	**(131)**	**323**	**(35)**	**(166)**	**508**
Less:					
Other income, net	24	59	37	61	109
Interest expense	(40)	(41)	(39)	(79)	(81)
Provision for income taxes	(6)	(101)	(1)	(7)	(149)
Income (loss) from operations	**(109)**	**406**	**(32)**	**(141)**	**629**
Add:					
Depreciation and amortization	295	279	283	578	552
Other income, net	24	59	37	61	109
EBITDA	**$ 210**	**$ 744**	**$ 288**	**498**	**1,290**
Add:					
Identified Items	130	-		130	-
EBITDA excl. Identified Items	**$ 340**	**$ 744**	**$ 288**	**$ 628**	**$ 1,290**
Income (loss) from operations margin	(4%)	13%	(1%)	(2%)	10%
EBITDA excl. Identified Items margin	12%	23%	10%	11%	21%

Westlake

Reconciliation of PEM EBITDA excl. Identified Items, HIP EBITDA and Corporate EBITDA to Operating Income (Loss)

	Three months ended June 30,		Three months ended March 31,	Six months ended June 30,	
	2025	2024	2025	2025	2024
			(In millions of dollars)		
Housing and Infrastructure Products EBITDA	**$ 275**	**$ 336**	**$ 203**	**$ 478**	**$ 600**
Less:					
Depreciation and Amortization	55	53	53	108	103
Other income, net	(2)	17	2	-	21
Housing and Infrastructure Products Operating Income	222	266	148	370	476
Performance and Essential Materials EBITDA excl. Identified Items	**52**	**391**	**73**	**125**	**644**
Less:					
Identified Items	130	-	-	130	-
Depreciation and Amortization	236	224	227	463	444
Other income, net	4	10	9	13	21
Performance and Essential Materials Operating Income (Loss)	(318)	157	(163)	(481)	179
Corporate EBITDA	**13**	**17**	**12**	**25**	**46**
Less:					
Depreciation and Amortization	4	2	3	7	5
Other income, net	22	32	26	48	67
Corporate Operating Income (Loss)	(13)	(17)	(17)	(30)	(26)
Housing and Infrastructure Products Operating Income	222	266	148	370	476
Performance and Essential Materials Operating Income (Loss)	(318)	157	(163)	(481)	179
Corporate Operating Income (Loss)	(13)	(17)	(17)	(30)	(26)
Total Operating Income (Loss)	**$ (109)**	**$ 406**	**$ (32)**	**$ (141)**	**$ 629**

Reconciliation of Free Cash Flow to Net Cash Provided by Operating Activities

	Three months ended June 30,		Three months ended March 31,	Six months ended June 30,	
	2025	2024	2025	2025	2024
			(In millions of dollars)		
Net cash provided by (used for) operating activities	$ 135	$ 237	$ (77)	$ 58	$ 406
Less:					
Additions to property, plant and equipment	267	231	248	515	503
Free Cash Flow	**$ (132)**	**$ 6**	**$ (325)**	**$ (457)**	**$ (97)**

Safe Harbor Language

This presentation contains certain forward-looking statements including statements regarding our cost savings objectives and our ability to maintain synergies, pricing and demand for our products and across the industrial and manufacturing sectors, global macroeconomic conditions, anticipated sales volumes, industry outlook for both of our segments, our ability to execute our integrated strategy, our future operating rates and improvement of PEM operating rate in the third quarter 2025, our cost control and efficiency efforts (such as reaching our goal of our 2025 cost savings target of $150 million to $175 million, and an additional cost savings target of $200 million in 2026), our future operating results, including revenues and EBITDA, our expectations regarding previously communicated ranges of our HIP segment's revenue and EBIT margin for 2025, our competitive position, the effects of changing demographics in the markets that we serve, anticipated residential construction, repair and remodel activities and infrastructure growth, long-term housing market fundamentals, changes in sales mix of our products, expectations regarding homebuilder confidence, the effects of the closure of the Pernis site and the temporary cessation of operations of our PVC resin unit in China and our energy and feedstock cost advantages in the North American chemicals market. Actual results may differ materially depending on factors, including, but not limited to, the following: general economic and business conditions; the cyclical nature of the chemical and building products industries; the availability, cost and volatility of raw materials and energy; uncertainties associated with the United States, European and worldwide economies, including those due to political tensions and conflict in the Middle East, Russia, Ukraine and elsewhere; uncertainties associated with pandemic infectious diseases; uncertainties associated with climate change; the potential impact on the demand for ethylene, polyethylene and polyvinyl chloride due to initiatives such as recycling and customers seeking alternatives to polymers; current and potential governmental regulatory actions in the United States and other countries; industry production capacity and operating rates; the supply/demand balance for our products; competitive products and pricing pressures; instability in the credit and financial markets; access to capital markets; terrorist acts; operating interruptions; changes in laws or regulations, including trade policies and tariffs imposed on or by foreign jurisdictions; disruptions in global trade and the effect on trading relationships between the United States and other countries; technological developments; information systems failures and cyber attacks; foreign currency exchange risks; our ability to implement our business strategies; creditworthiness of our customers; and other factors described in our reports filed with the Securities and Exchange Commission. Many of these factors are beyond our ability to control or predict. Any of these factors, or a combination of these factors, could materially affect our future results of operations and the ultimate accuracy of the forward-looking statements. These forward-looking statements are not guarantees of our future performance, and our actual results and future developments may differ materially from those projected in the forward-looking statements. Management cautions against putting undue reliance on forward-looking statements. Every forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.

Investor Relations Contacts

Steve Bender
Executive Vice President & Chief Financial Officer

John Zoeller
Vice President & Treasurer

Westlake Corporation
2801 Post Oak Boulevard, Suite 600, Houston, Texas 77056 | 713-960-9111

Westlake